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                                  EXHIBIT 10.1

                       HORIZON PHARMACEUTICAL CORPORATION
                      1997 NON-QUALIFIED STOCK OPTION PLAN

                   AS AMENDED BY BOARD OF DIRECTOR RESOLUTIONS
        ADOPTED ON DECEMBER 4, 1997, DECEMBER 7, 1998, AND MARCH 17, 1999


1.       Purposes of the Plan: The purposes of this Stock Plan are:

         * to attract and retain the best available personnel for positions of substantial responsibility,

         *        to provide additional incentive to Eligible Participants, and

         *        to promote the success of the Company's business.

2.       Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

         (c)      "Board" means the Board of Directors of the Company.

         (d)      "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

         (f)      "Common Stock" means the Common Stock of the Company.

         (g) "Company" means Horizon Pharmaceutical Corporation, a Delaware corporation.

         (h) "Continuous Status as an Employee" means that the employment relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company.

         (i)      "Director" means a member of the Board.

         (j) "Disability" means total and permanent disability as defined in the Company's long-term disability plan or, in the event the Company does not have a long-term disability plan, as defined in Section 22(e)(3) of the Code.


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         (k)      "Eligible Participant" means any Employee, Director (Employee or non-employee), or Independent Contractor. If and to the extent any state and/or federal securities laws, rules or regulations limit the eligible participants to Employees of the Company or otherwise limits the eligible participants, then the Eligible Participants in such jurisdiction shall be so limited under this Plan.

         (l) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company. Each Officer is an Employee. A Director is not necessarily an Employee; serving as a Director (including receiving a director's fee from the Company) does not by itself constitute "employment" by the Company.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is fisted on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (o) "Independent Contractor" means any person who is an advisor or consultant to the Company, but who is not an Employee.

         (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

         (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r)      "Option" means a stock option granted pursuant to the Plan.


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         (s)      "Option Agreement" means a written agreement between the
Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (t) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

         (u) "Optioned Stock" or "Option Shares" means the Common Stock subject to an Option.

         (v) "Optionee" means an Eligible Participant who holds an outstanding Option.

         (w) "Parent" means a `parent corporation', whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (x)      "Plan" means this 1997 Non-Qualified Stock Option Plan.

         (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (z)      "Section 16 Insider" means an insider who is subject to
Section 16 of the Securities Exchange Act of 1934, as amended.

         (aa)     "Securities Act" means the Securities Act of 1933, as amended.

         (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

         (cc) "Subsidiary" means a `subsidiary corporation', whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 4,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexcerisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.       Administration of the Plan.

         (a)      Procedure.

                  (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, if applicable, the Plan may be administered by different bodies with respect to Directors, non-Employee


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Directors, Officers who are not Directors, Employees who are neither Directors nor Officers, and Independent Contractors.

                  (ii) Administration with Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                  (iii) Administration with Respect to Directors and Officers Not Subject to Section 16(b) and with Respect to Other Persons. With respect to Option grants made to Directors and Officers not subject to Section 16(b), Employees who are neither Directors nor Officers of the Company, and Independent Contractors, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                  (ii) to select the Eligible Participants to whom Options may be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                  (v)      to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited


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to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any right to repurchase Option Shares by the Company, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                  (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                  (xii)    to institute an Option Exchange Program;

                  (xiii) to determine the terms and restrictions applicable to Options; and

                  (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5. Eligibility. Options may be granted to Eligible Participants. Employees must also meet the eligibility requirements set forth in Section 21 of the Plan. If otherwise eligible, an Eligible Participant who has been granted an Option may be granted additional Options.

6.       Limitations.

         (a)      Each Option shall be designated in the Notice of Grant.

         (b) Neither the Plan nor any Option shall confer upon an Optionee who is an Employee any right with respect to continuing such Optionee's employment with the Company, nor shall they interfere in any way with such Optionee's right or the Company's right to terminate such employment at any time, with or without cause.

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         (c)      The following limitations shall apply to grants of Options to
Eligible Participants:

                  (i) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

                  (ii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Notice of Grant.

9.       Option Exercise Price and Consideration.

         (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator.

         (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

         (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of.

                  (i)      cash;

                  (ii)     check;

                  (iii) other Shares, with the certificate(s) therefor registered in the Optionee's name, which (A) in the case of an Optionee who is a
Section 16 Insider, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;


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                  (v)      a reduction in the amount of any Company liability to
the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vi) a written instruction by the Optionee to the Company to withhold from the Shares otherwise issuable upon the exercise of the Option that number of Shares having a Fair Market Value as of the date of exercise equal to the cash exercise price of the Shares being purchased; provided, however, that in the case of an Optionee who is a Section 16 Insider, such written instruction is received either (A) within ten (10) business days beginning on the third (3rd) business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth (12th) business day following such day or (B) at least six (6) months prior to the date of exercise of such Option;

                  (vii)    any combination of the foregoing methods of payment;
or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.      Exercise of Option.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no rights to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

         Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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         (b)      Termination of Employment.

         The following provisions of this subsection (b) apply only to Optionees who are Employees on the date of an Option grant. Unless otherwise specified by the Administrator in writing at or subsequent to the grant, upon termination of employment for any reason other than upon the Optionee's Disability, death or retirement at or after age 65, the Option shall terminate and the Optionee's right to exercise any Option shall end immediately upon the termination of employment. For purposes of this Section 10(b), "termination of employment" shall be deemed to have occurred at the close of business on the last day on which the Optionee is carried as an active employee on the records of the Company.

         If the Optionee is given the right in writing to exercise such option for a specified period of time following termination of employment, the Optionee may exercise such Option, but only within such period of time as is specified in such writing, and only to the extent that the Optionee was entitled to exercise it at the date of termination of employment (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination of employment, the Optionee is not entitled to exercise the entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination of employment, the Optionee does not exercise the Option within the time specified, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) Disability of Optionee. The following provisions of this subsection (c) apply only to Optionees who are Employees on the date of an Option grant. In the event that an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise the Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death Of Optionee. In the event of death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise the entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Rule 16b-3. Options granted to Section 16 Insiders must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.


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         (f)      Retirement At or After Age 65. The following provisions of this subsection (f) apply only to Optionees who are Employees on the date of an Option grant. Upon retirement from the Company at or after age 65, the Option may be exercised by the retired Employee at any time during the Option's term as set forth in the Notice of Grant. In the event of the death of such retired Employee prior to the expiration of the term of such Option as set forth in the Notice of Grant, the provisions of Paragraph (d) of this Section 10 shall apply.

11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

12.      Adjustments upon Changes in Capitalization, Dissolution, Merger or
Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise the Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

         (c)      Merger, Reorganization Asset Sale. For purposes of this
Section 12, "Reorganization of the Company" shall mean a merger of the Company with or into another corporation, a reorganization or consolidation in which the Company is not the surviving or acquiring company, a sale of securities of the Company whereby the Company becomes a wholly-owned subsidiary of another company, or the sale of substantially all of the assets of the Company. In the event of a Reorganization of the Company, each outstanding Option may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent of the successor corporation. For purposes of this paragraph, the term "successor corporation" shall include the acquiring company, the purchaser of substantially all of the assets


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of the Company, and any successor company in a merger, reorganization or consolidation, as the case may be. In the event each outstanding Option is not so assumed or any equivalent option or right not so substituted, then (i) any vesting period shall end and any unvested Options shall become immediately exercisable, and (ii) the Administrator shall notify the Optionee that the Option shall be fully exercisable to the extent not exercised for a period of twenty (20) days from the date such notice is given, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed it following the Reorganization of the Company, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Reorganization of the Company, the consideration (whether stock, cash or other securities or property) received in the Reorganization of the Company by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Reorganization of the Company was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Reorganization of the Company.

13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14.      Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan, except the following amendments shall require majority shareholder approval:

                  (i) increase in the total number of shares subject to the Plan, except under Section 12 of the Plan relating to Adjustments; or

                  (ii) change in the term of the Plan set forth in Section 7 hereof

         (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is fisted or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

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15.      Conditions upon Issuance of Shares.

         (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the company, such a representation is required.

         (c) Restrictions. Restrictions may be imposed on Shares issued pursuant to an Option and a legend may be stamped or otherwise imprinted on the Share certificates.

         (d) Other Conditions. If the Company determines that listing, registration or qualification of Shares (or attempt to obtain an exemption therefrom) of any regulatory body is necessary or desirable, the Option may not be exercised in whole or in part until such listing, registration, qualification, consent or approval is effected free of any conditions not acceptable to the Company.

16.      Liability of Company.

         (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14 of the Plan.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required


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under applicable Federal and state law. An Option shall not be exercisable in whole or in part prior to the date of approval of the Plan by the shareholders of the Company.

19. Exchange Act. At the time of adoption of the Plan, it is not anticipated that the Company will be subject to the Exchange Act, but provisions relating to the Exchange Act are included herein to be applicable at such time, if any, as the Company becomes subject to the Exchange Act.

20. Taxes Withheld. At the time of the exercise of any Option, the Company may require, as a condition of the exercise of such Option, the Optionee to pay the Company an amount equal to the amount of the tax the Company may be required to (A) withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with Applicable Laws, or (B) collect from the Optionee and pay to the applicable taxing authorities. An Optionee may, with the approval of the Administrator, make an election to satisfy the tax withholding obligation by either (1) tendering to the Company shares of Common Stock owned by the Optionee, with the certificates therefor registered in the Optionee's name, having a Fair Market Value equal to the tax withholding obligation, and, in the case of an Optionee who is a Section 16 Insider, which have been owned by the Optionee for more than six (6) months on the date of surrender; or (2) instructing the Company to withhold from the Shares otherwise issuable upon the exercise of the Option that number of shares having a Fair Market Value equal to the tax withholding obligation; provided, however, that in the case of an Optionee who is a Section 16 Insider, such instruction is in writing and is received either (A) within ten
(10) business days beginning on the third (3rd) business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth (12th) business day following such day or (B) at least six (6) months prior to the date of exercise of such Option. The value of the shares of Common Stock to be delivered or withheld shall be based on the Fair Market Value of the shares of Common Stock on the date of exercise.

21. Eligibility for Consideration. Only the following Employees shall be eligible to be considered to receive grant(s) of Options under the Plan:

         (a) Employees who were in the employment of the Company before January 1, 1996 and who have Continuous Status as an Employee as of the date of grant.

         (b) Employees who are employed by the Company on or after January 1, 1996, upon expiration of twelve (12) months' employment with the Company, and who have Continuous Status as an Employee as of the date of grant.

22. Determinations of Administrator or Board. All determinations of the Administrator and the Board in connection with the Plan or Options hereunder shall be evidenced by minutes or other written documentation setting forth such determinations.

23. Documentation with Respect to Options. Each Option granted hereunder shall be evidenced by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, in such form as the Administrator shall approve from time to time.

24. Temporary or Permanent Suspension of Grant of Options. The Administrator in its discretion may decide not to grant any Options at any time or from time to time.

25. No Right to Continued Employment. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any Employee the right to continue in the employ of the Company.

26. Other Plans. The adoption of the Plan shall not affect any other stock option, stock purchase, incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other plans or forms of incentive or other compensation for Employees.

27.      Miscellaneous.

         (a) Whenever used herein, nouns in the singular shall include the plural, and pronouns shall include the masculine and feminine gender as the meaning shall require.

         (b) Headings of Sections and Paragraphs hereof are inserted for convenience of reference only and do not constitute a part of the Plan.

         (c) All notices to be given pursuant to the terms of the Plan shall be in writing. Notices required or permitted to be given under the Plan by the Administrator or the Company under Sections 12 or 27 of the Plan shall be deemed to have been given on the date which is five (5) days following deposit of same in the U.S. mail, registered or certified mail or Express Mail, postage prepaid, or with a nationally or internationally recognized courier service, prepaid, for no more than five (5)-day delivery, addressed to the addressee at the last address shown on the records of the Company.

                                  [END OF PLAN]


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